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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 3, 2000


                         West TeleServices Corporation
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)

                 000-2177                     47-0777362
        (Commission File Number)  (I.R.S. Employer Identification No.)


                           11808 Miracle Hills Drive
                             Omaha, Nebraska 68154
                   (Address of principal executive offices)


                   Registrant's telephone number, including
                           area code: (402) 963-1500


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

     The attached Exhibit 99.2 amends and restates Exhibit 99.2 to our Current Report on Form 8-K filed on April 11, 2000 to correct typographical errors contained therein.

Item 7. Financial Statements And Exhibits.

          (c)  Exhibits:

               99.2 Press Release, dated as of April 6, 2000

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              West TeleServices Corporation


Dated: April 11, 2000          By: /s/ Thomas B. Barker
                                  -----------------------
                                      Thomas B. Barker
                                      President and Chief
                                      Executive Officer

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                                 EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.2               Press Release, dated as of April 6, 2000

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